SOUTHWESTERN ENERGY COMPANY

                                       AND

                     FIRST CHICAGO TRUST COMPANY OF NEW YORK

                                  Rights Agent

                            -------------------------

                      Amended and Restated Rights Agreement

                           Dated as of April 12, 1999


                                TABLE OF CONTENTS



     Section                                                                                                   Page

     Section l.   Certain Definitions.............................................................................1

     Section 2.   Appointment of Rights Agent.....................................................................6

     Section 3.   Issue of Right Certificates.....................................................................6

     Section 4.   Form of Right Certificates......................................................................7

     Section 5.   Countersignature and Registration...............................................................8

     Section 6.  Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated,
              Destroyed, Lost or Stolen Right Certificates........................................................8

     Section 7.   Exercise of Rights; Purchase Price; Expiration Date of Rights...................................9

     Section 8.   Cancellation and Destruction of Right Certificates.............................................10

     Section 9.   Reservation and Availability of Capital Stock..................................................10

     Section 10.   Holders of Record.............................................................................12

     Section 11.   Adjustment of Purchase Price, Number of Shares or Number of Rights............................12

     Section 12.   Certification of Adjusted Purchase Price or Number of Shares..................................20

     Section 13.   Consolidation, Merger or Sale or Transfer of Assets or Earning Power..........................20

     Section 14.   Fractional Rights and Fractional Shares.......................................................23

     Section 15.   Rights of Action..............................................................................24

     Section 16.   Agreement of Right Holders....................................................................24

     Section 17.   Right Certificate Holder Not Deemed a Stockholder.............................................25

     Section 18.   Concerning the Rights Agent...................................................................25

     Section 19.   Merger or Consolidation or Change of Name of Rights Agent.....................................25

     Section 20.   Duties of Rights Agent........................................................................26

     Section 21.   Change of Rights Agent........................................................................28


                                       i

     Section                                                                                                   Page


     Section 22.   Issuance of New Right Certificates............................................................29

     Section 23.   Redemption....................................................................................29

     Section 24.   Exchange......................................................................................30

     Section 25.   Notice of Certain Events......................................................................31

     Section 26.   Notices.......................................................................................32

     Section 27.   Supplements and Amendments....................................................................33

     Section 28.   Successors....................................................................................33

     Section 29.   Benefits of this Agreement....................................................................33

     Section 30.   Severability..................................................................................34

     Section 31.   Determinations and Actions by the Board of Directors, etc.....................................34

     Section 32.   Governing Law.................................................................................34

     Section 33.   Counterparts..................................................................................34

     Section 34.   Descriptive Headings..........................................................................35

     Exhibit A        Form of Right Certificate

     Exhibit B        Summary of Rights to Purchase Shares of Common Stock



                      AMENDED AND RESTATED RIGHTS AGREEMENT

                  This Amended and Restated Rights Agreement (this "Agreement or "Amended and Restated Rights Agreement"), dated as of April 12, 1999, between Southwestern Energy Company, an Arkansas corporation (the "Company"), and First Chicago Trust Company of New York (the "Rights Agent").

                              W I T N E S S E T H:

                  WHEREAS, on May 5, 1989 (the "Declaration Date"), the Board of Directors of the Company authorized and declared a dividend of one right representing the right to purchase one share of Common Stock upon the terms and subject to the conditions set forth in a Rights Agreement, dated May 5, 1989, between the Company and the Rights Agent (the "1989 Rights Agreement") for each outstanding share of common stock, $2.50 par value, of the Company outstanding at the close of business on May 19, 1989 (the "Record Date"), and authorized the issuance of one Right with respect to each share of Common Stock (as hereinafter defined) that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined), each Right initially representing the right to purchase one share of Common Stock upon the terms and subject to the conditions hereinafter set forth;

                  WHEREAS, the Company declared a three-for-one stock split in 1993 and, in connection with such split, the number of Rights was adjusted pursuant to Section 11 of the 1989 Rights Agreement such that each certificate for Common Stock outstanding as of the date of this Amended and Restated Rights Agreement also represents one Right under the 1989 Rights Agreement representing the right to purchase one share of Common Stock upon the terms and subject to the conditions set forth in the 1989 Rights Agreement;

                  WHEREAS, the Board of Directors have authorized and approved the amendment and restatement in its entirety of the 1989 Rights Agreement in order to extend the Expiration Date until April 11, 2009 and to make other changes and provisions that they have determined are necessary or desirable and do not adversely affect the interests of the holders of the Rights;

                  WHEREAS, in compliance with the terms of Section 26 of the 1989 Rights Agreement, the Company has (i) delivered to the Rights Agent a certificate from an appropriate officer of the Company which states that this Agreement has been approved by the Company's Board of Directors and is in compliance with the terms of Section 26 of the 1989 Rights Agreement and (ii) instructed the Rights Agent to execute this Agreement;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

                  Section  l.    Certain  Definitions.   For  purposes  of  this
Agreement, the following terms shall have the meanings indicated:

                  (a) "Acquiring Person" shall mean (i) any Person (as hereinafter defined), together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, who or which shall, subsequent to the Declaration Date, become the Beneficial Owner (as hereinafter defined) of 15% or more of the shares of Common Stock then outstanding (other than as a result of an Approved Offer (as hereinafter defined), or (ii) any Person who is an Adverse Person (as hereinafter defined) or (iii) any Person, together with all Affiliates and Associates of such Person, who or which is, on the Declaration Date, the Beneficial Owner of 15% or more of the shares of Common Stock then outstanding if, subsequent to the Declaration Date, such Person, together with all Affiliates and Associates of such Person, shall increase its Beneficial Ownership of shares of Common Stock by an additional 1% or more of the shares of Common Stock then outstanding; provided, however, that (x) a Person shall not become an Acquiring Person if such Person, together with its Affiliates and Associates, shall become the Beneficial Owner of 15% or more (in the case of clause (i) above) or an additional 1% or more (in the case of clause (iii) above) of the shares of Common Stock then outstanding solely as a result of a reduction in the number of shares of Common Stock outstanding due to the repurchase of shares of Common Stock by the Company, unless and until such time as such Person shall purchase or otherwise become (as a result of actions taken by such Person or its Affiliates or Associates) the Beneficial Owner of additional shares of Common Stock constituting 1% or more of the then outstanding shares of Common Stock; (y) "Acquiring Person" shall not include any Company Entity (as defined below); and (z) "Acquiring Person" shall not include any Person who becomes the Beneficial Owner of 15% or more (or an additional 1% or more), of the outstanding shares of Common Stock but who acquired beneficial ownership of shares of Common Stock inadvertently (including, without limitation, because (i) such Person was unaware that it Beneficially Owned 15% or more of the Common Stock or (ii) such Person was aware of the extent of such beneficial ownership but such Person acquired beneficial ownership of such shares of Common Stock without any plan or intention to change or influence the control of the Company), and such Person promptly (and in any event within ten Business Days after being so requested by the Company) enters into an irrevocable commitment satisfactory to the Company's Board of Directors promptly (and in any event within twenty Business Days or such shorter period as shall be determined by the Company's Board of Directors) to divest, and thereafter promptly divests as required by such commitment, sufficient shares of Common Stock so that such Person (together with all of its Affiliates and Associates) ceases to be a Beneficial Owner of 15% or more of shares of Common Stock.

                  (b) "Adverse Person" shall mean any Person declared to be an Adverse Person by the Board of Directors of the Company upon a determination that such Person, alone or together with its Affiliates and Associates, has, at any time after the Declaration Date, become the Beneficial Owner of a number of shares of Common Stock that the Board of Directors determines to be substantial (which amount shall in no event be less than 10% of the shares of Common Stock then outstanding) and a determination by a majority of the Board of Directors after reasonable inquiry and an investigation, including consultation with such persons as the Board of Directors shall deem appropriate, that (a) as such Beneficial Ownership by such Person is intended to cause the Company to repurchase the shares of Common Stock beneficially owned by such Person or to cause pressure on the Company to take action or enter into a transaction or series of transactions intended to provide such Person with short-term financial gain under circumstances where the Board of Directors determines that the best long-term interest of the Company and its shareholders would not be served by taking such action or entering into such transaction or series of transactions at that time or (b) such Beneficial Ownership is causing or reasonably likely to cause a material adverse impact on the business or prospects of the Company. The failure by the Board of Directors of the Company to declare a Person to be an Adverse Person following such Person becoming the Beneficial Owner of 10% or more of the outstanding shares of Common Stock shall not imply that such Person is not an Adverse Person or limit the Board's right at any time in the future to declare such Person to be an Adverse Person.

                  (c) "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the date of this Amended and Restated Rights Agreement.

                  (d) "Approved Offer" shall mean a tender or exchange offer for all outstanding shares of Common Stock that is at a price and on terms approved, prior to the acceptance for payment of shares under such tender or exchange offer, by the Board of Directors of the Company based upon the prior recommendation of a majority of its Independent Directors at a time at which there are at least two Independent Directors.

                  (e) "Associate" shall include (x) any Person included in the definition of "Associate" in Rule 12b-2 under the Exchange Act, as in effect on the date of this Amended and Restated Rights Agreement, and (y) any Affiliate of any such Person.

                  (f) A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own," any securities:

                           (i) which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly (as determined pursuant to Rule 13d-3 or 13d-5 under the Exchange Act as in effect on the date of this Agreement);

                           (ii) which such Person or any of such Person's Affiliates or Associates has, directly or indirectly: (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time or the satisfaction of one or more conditions or both) pursuant to any agreement (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), arrangement or understanding (whether in writing or not), or upon the exercise of conversion rights, exchange rights, rights (other than the Rights described herein), warrants or options, or otherwise (provided, however, that a Person shall not be deemed to be the Beneficial Owner of, or to beneficially own, any security solely because such security has been tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered security is accepted for payment or exchange); or (B) the right to vote or dispose of, or to direct the vote or disposition of, alone or in concert with others, pursuant to any agreement, arrangement or understanding (whether in writing or not); provided, however, that a Person shall not be deemed pursuant to this clause (ii)(B) to be the Beneficial Owner of, or to beneficially own, any security if the agreement, arrangement or understanding to vote, or direct the vote of, such security (1) arises solely from a revocable proxy or consent given to such Person or any of such Person's Affiliates or Associates in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act; or

                           (iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), arrangement or understanding (whether or not in writing) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy or consent as described in clause (ii) (B) of this paragraph (c)) or disposing of any securities of the Company.

         If a Person shall be deemed to be the Beneficial Owner of any securities which are not outstanding, such securities shall be deemed to be outstanding for purposes of determining the percentage of Common Stock beneficially owned by such Person but all other securities (including securities of the same class) not actually outstanding shall not be deemed outstanding for such purposes.

                  (e) "Board of Directors" shall mean the Board of Directors of the Company.

                  (f) "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York or Illinois are authorized or obligated by law or executive order to close.

                  (g) "Close of business" on any given date shall mean 5:00 P.M., New York City time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., New York City time, on the next succeeding Business Day.

                  (h) "Common Stock" shall mean the common stock $0.10 par value, of the Company (as it may be constituted from time to time during the term of this Agreement), except that "Common Stock" when used with reference to any Person other than the Company (or, in the case of a transaction referred to in Section 13 hereof, if the Company is the successor to the other Person referred to in clause (a), (b) or (c) of Section 13, or is the surviving corporation, when thereafter used with reference to the Company) shall mean the capital (or, in the case of a partnership or other unincorporated entity, the equivalent equity interest) with the greatest voting power of such Person, together with all rights and benefits (however denominated or constituted) relating to such capital stock (including, without limitation, any rights or warrants to acquire additional shares of such capital stock or other securities or assets, or to participate in any trust for the benefit of holders of such shares, or to share in the benefits of any agreements or other arrangements for the benefit of such holders), whether or not such rights are yet exercisable, and together with any other securities which are represented by the certificates for such shares or are transferred in connection with transfers of such shares.

                  (i) "Company Entity" shall mean the Company, any wholly owned Subsidiary (as hereinafter defined) of the Company, any employee benefit plan or employee stock plan of the Company or of any of its wholly owned Subsidiaries, or any Person holding Common Stock which was organized, appointed or established by the Company or any of its wholly owned Subsidiaries for or pursuant to the terms of any such plan.

                  (j) "Person" shall mean any individual, firm, corporation, partnership or other entity.

                  (k) "Stock Acquisition Date" shall mean the time and day of the first public announcement (which for purposes of this definition, shall include, without limitation, the filing of a report pursuant to the Exchange
Act) by the Company or an Acquiring Person containing information indicating that an Acquiring Person has become such. For purposes hereof, in the event that it is publicly announced that any Person has acquired beneficial ownership of sufficient shares of Common Stock to cause such Person to become an Acquiring Person under clause (i) or clause (iii) of the definition of Acquiring Person, such Person shall not be deemed an Acquiring Person for up to ten Business Days (or such shorter period as shall be determined by the Board of Directors) if such Person advises the Company that it acquired beneficial ownership inadvertently (within the meaning of clause (z) of the proviso to the definition of an Acquiring Person) and the Board of Directors is continuing to determine whether such Person qualifies for the exclusion contained in such clause (z).

                  (l) "Subsidiary" shall mean, with respect to any Person, any corporation or other entity as to which such Person beneficially owns sufficient voting securities or other ownership interests having ordinary voting power sufficient, in the absence of contingencies, to elect at least a majority of its directors (or individuals performing similar functions).

                  (m) The terms set forth below are defined in the Sections indicated below:


              Term                                               Section

Act                                                          7 (c)
Common Stock Equivalent                                      11 (a) (iv) (B)
current market price                                         11 (d)
Current Value                                                11 (a) (iv) (A)
Declaration Date                                             Recitals
Distribution Date                                            3 (a)
Exchange Act                                                 1 (c)
Exchange Ratio                                               24
Expiration Date                                              7 (a)
Final Expiration Date                                        7 (a)
Independent Director                                         23
Principal Party                                              13(b)
Proposed Acquiror                                            23
Purchase Price                                               7 (b)
Record Date                                                  Recitals
Redemption Price                                             23
Right                                                        Recitals

                                       5

Right Certificates                                           3 (a)
Rights Agent                                                 Recitals
Section 13 Event                                             13(a)
Security                                                     11 (d) (i)
Spread                                                       11 (a) (iv) (A)
Substitution Period                                          11 (a) (iv)
Summary of Rights                                            3 (b)
Trading Day                                                  11(d)(i)


                  Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable. In the event that the Company appoints one or more Co-Rights Agents, the respective duties of the Rights Agent and any Co-Rights Agents shall be as the Company shall determine.

                  Section 3. Issue of Right Certificates. (a) Until the close of business on the earlier of (i) the tenth Business Day after the Stock Acquisition Date (including any such date which is after the Declaration Date even if prior to the Record Date), and (ii) the tenth Business Day (or such later day as may be determined by action of the Board of Directors of the Company prior to such time as any Person becomes an Acquiring Person) after the date of the commencement of, or the first public announcement of the intent of any Person (other than a Company Entity) to commence (which intention to commence remains in effect for five Business Days after such announcement), a tender or exchange offer the consummation of which would result in any person becoming an Acquiring Person (the earlier of the dates referred to in clauses
(i) and (ii) above being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for the Common Stock registered in the names of the holders of the Common Stock (which certificates for Common Stock shall also be deemed (other than for purposes of this Section 3 and any provision of this Agreement referring to the issuance of Rights Certificates) to be Right Certificates (as such term is hereinafter defined)) and not by separate Right Certificates, and (y) the Rights (and the right to receive Right Certificates) will be transferable only simultaneously and together with the transfer of the underlying shares of Common Stock. As soon as practicable after the Distribution Date, subject to Section 11(a)(iii) hereof, the Company shall prepare and execute and the Rights Agent will countersign, and the Company will send or cause to be sent, by first-class, postage-prepaid mail, to each record holder of the Common Stock as of the close of business on the Distribution Date, as shown by the records of the Company, at the address of such holder shown on such records, a right certificate, substantially in the form of Exhibit A hereto (a "Right Certificate"), evidencing one Right for each share of Common Stock so held, subject to adjustment as herein provided. As of and after the close of business on the Distribution Date, the Rights will be evidenced solely by such Right Certificates and may be transferred only by the transfer of the Rights Certificates as permitted hereby, separately and apart from any transfer of one or more shares of Common Stock.

                  (b) As soon as practicable after the date of this Amended and Restated Agreement, the Company will mail a copy of the Summary of Rights to Purchase Common Stock in the form attached hereto as Exhibit B (the "Summary of Rights"), by first-class, postage-prepaid mail, to each record holder of the Common Stock as of the close of business on the Record Date, as shown by the records of the Company, at the address of such holder shown on such records. With respect to certificates for Common Stock outstanding as of the close of business on the date of this Amended and Restated Agreement or issued prior to the Distribution Date, until the Distribution Date, the Rights will be evidenced solely by such certificates registered in the names of the holders thereof (whether or not such certificates contain the legend contemplated by Section 3(c) of the 1989 Rights Agreement). Until the Distribution Date (or the earlier redemption or expiration of the Rights), the surrender for transfer of any certificate for Common Stock outstanding as of the close of business on the Record Date shall also constitute the transfer of the Rights associated with the shares of Common Stock represented thereby.

                  The Company will mail to any record holder of a Right (including, prior to the Distribution Date, a record holder of shares of Common Stock) a copy of this Rights Agreement, without charge, within ten Business Days of a written request therefor.

                  (c) Rights shall be issued in respect of all shares of Common Stock that become outstanding after the date of this Amended and Restated Agreement and prior to the earlier of the Distribution Date and the Expiration Date, and all certificates for shares of Common Stock issued or which become outstanding after the date of this Amended and Restated Agreement but prior to the earlier of the Distribution Date and the Expiration Date, shall have impressed on, printed on, written on or otherwise affixed to them substantially the following legend:

         This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Southwestern Energy Company and First Chicago Trust Company of New York, dated as of May 5, 1989, as amended by the Amended and Restated Rights Agreement dated as of April 12, 1999 and as it may from time to time be further supplemented or amended pursuant to its terms (the "Rights Agreement"), the terms of which are hereby incorporated by reference and a copy of which is on file at the principal executive offices of Southwestern Energy Company. Under certain circumstances as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Southwestern Energy Company will mail to the registered holder of this certificate a copy of the Rights Agreement without charge within ten business days after receipt of a written request therefor. Under certain circumstances provided for in the Rights Agreement, Rights issued to, or beneficially owned by any Person who is an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) or any subsequent holder of such Rights shall become null and void.

                  Section 4. Form of Right Certificates. The Right Certificates (and the forms of election to purchase shares and of assignment to be printed on the reverse thereof) shall be substantially in the form of Exhibit A hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or quotation system on which the Rights may from time to time be listed, or to conform to usage. Subject to the provisions of Sections 11 and 22 hereof, the Right Certificates, whenever distributed, shall be dated as of the Record Date, and on their face shall entitle the holders thereof to purchase such number of shares of Common Stock as shall be set forth therein at the Purchase Price (as such term is hereinafter defined), but the number and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment as provided herein. To the extent provided in Section 11(a)(iii) hereof, certain Right Certificates shall contain the legend provided for therein.

                  Section 5. Countersignature and Registration. (a) The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board, its President , its Chief Executive Officer, any Vice President, its Treasurer or its Secretary, either manually or by facsimile signature, and have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed or attested any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered with the same force and effect as though the person who signed or attested such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed or attested on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign or attest such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

                  (b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office or such other office designated by it for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the name(s) and address(es) of the holder(s) of each Right Certificate, the number of Rights evidenced on its face by each Right Certificate, the certificate number of each Right Certificate and the date of each Right Certificate.

                  Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. (a) Subject to the provisions of Sections 7(e), 11(a)(iii) and 14 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Right Certificate or Right Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of shares of Common Stock (or other securities, cash and/or assets, as the case may be), as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the principal office or such other office of the Rights Agent designated for such purpose. Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Right Certificate unless and until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side thereof and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Associates and Affiliates of the foregoing as the Company shall reasonably request. Thereupon the Rights Agent shall countersign and deliver to the person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment, by the holder of Rights, of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.

                  (b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of an indemnity or security reasonably satisfactory to the Company and the Rights Agent, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

                  Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights. (a) Subject to Sections 11(a)(iii) and (iv), the registered holder of any Right Certificate may exercise the Rights evidenced thereby in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase and certificate on the reverse side thereof duly executed, to the Rights Agent at its principal office or such other office designated by it for such purpose, together with payment of the Purchase Price for each share of Common Stock (or other securities, cash and/or assets, as the case may be) as to which the Rights are exercised, at or prior to the earliest of (i) the close of business on April 11, 2009 (the "Final Expiration Date"), and (ii) the date and time at which the Rights are redeemed as provided in Section 23 hereof, (iii) the date and time at which the Rights are exchanged as provided in Section 24 hereof, or (iv) the time at which the rights expire pursuant to Section 13(d) (such earliest date and time being referred to herein as the "Expiration Date").

                  (b) The purchase price (the "Purchase Price") for each share of Common Stock pursuant to the exercise of a Right shall initially be $40, shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

                  (c) Except as otherwise provided herein, upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase and certificate duly executed, accompanied by payment of the Purchase Price for the shares (or other securities, cash and/or assets, as the case may be) to be purchased and an amount equal to any applicable transfer tax (as determined by the Rights Agent) in cash, or by certified check or bank draft payable to the order of the Company, the Rights Agent shall thereupon promptly
(i) requisition from any transfer agent of the shares of Common Stock (or make available, if the Rights Agent is the transfer agent) certificates for the number of shares of Common Stock to be purchased and the Company hereby irrevocably authorizes such transfer agent to comply with all such requests, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) promptly after receipt of such certificates, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate registered in such name or names as may be designated by such holder, and (iv) when appropriate, deliver any such cash, promptly after its receipt, to or upon the order of the registered holder of such Right Certificate. In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Section 11(a) hereof, the Company will make all arrangements necessary so that such other securities, cash and/or property are available for distribution by the Rights Agent, if and when appropriate. Notwithstanding the foregoing provisions of this Section 7(c), the Company may suspend the issuance of shares of Common Stock or other securities upon exercise of a Right for a reasonable period, not in excess of 90 days, during which the Company seeks to register under the Securities Act of 1933 (the "Act"), as amended, and any applicable securities law of any other jurisdiction, the shares of Common Stock or such other securities to be issued pursuant to the Rights.

                  (d) In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Sections 7(e), 11(a)(iii) and 14 hereof.

                  (e) Notwithstanding any other provision of this Agreement, neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to a registered holder of any Right Certificate upon the occurrence of any purported transfer or exercise as set forth in this Section 7 unless and until the registered holder shall have completed and signed the certificate contained in the form of election to purchase shares set forth on the reverse side thereof and shall have provided such additional evidence of the identity of the Beneficial Owner and former Beneficial Owner (and Associates and Affiliates of the foregoing) as the Company shall reasonably request.

                  Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificate shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

                  Section 9. Reservation and Availability of Capital Stock. (a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Common Stock or other securities or any Common Stock or other securities held in its treasury, the number of shares of Common Stock or shares of other securities that, as provided in this Agreement (including Section 11(a)(iv) hereof), will be sufficient to permit the exercise in full of all outstanding Rights.

                  (b) The Company covenants and agrees that it will take all such action as may be necessary to insure that all Common Stock and/or other securities delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

                  (c) The Company covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or any Common Stock and/or other securities, as the case may be, upon the exercise of Rights. The Company shall not however, be required to pay any transfer tax which may be payable in respect of any transfer involved in the transfer or delivery of Right Certificates or the issuance or delivery of certificates or depositary receipts for Common Stock and/or other securities, as the case may be, in a name other than that of the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or deliver any certificates or depositary receipts for Common Stock and/or other securities, as the case may be, upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

                  (d) So long as the Common Stock (and/or other securities) issuable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

                  (e) The Company shall use its best efforts to (i) file, as soon as practicable following the earliest date after occurrence of the Stock Acquisition Date as of which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iv) hereof, or as soon as is required by law following the Distribution Date, as the case may be, a registration statement under the Act with respect to the securities purchasable upon exercise of the Rights on an appropriate form,
(ii)  cause  such  registration   statement  to  become  effective  as  soon  as
practicable after such filing and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act and the rules and regulations thereunder) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities and (B) the expiration of the Rights. The Company will also take such action as may be appropriate to ensure compliance with the securities or "blue sky" laws of the various states. The Company may temporarily suspend, in accordance with applicable law, for a period of time not to exceed 90 days after the date set forth in clause (i) of the first sentence of this Section 9(e), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective. Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law or a registration statement shall not have been declared effective.

                  Section 10. Holders of Record. Each person in whose name any certificate for Common Stock and/or other securities, as the case may be, is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Common Stock and/or other securities, as the case may be, represented thereby on, and such shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

                  Section 11. Adjustment of Purchase Price, Number of Shares or Number of Rights. The Purchase Price, the number and kind of securities, or fractions thereof, covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

                  (a) (i) In the event the Company shall at any time after the date of this Agreement (A) declare or pay a dividend on the Common Stock, payable in shares of Common Stock, (B) subdivide the outstanding shares of Common Stock, (C) combine or consolidate the outstanding shares of Common Stock into a smaller number of shares of Common Stock or (D) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, split, combination, consolidation or reclassification, and the number and kind of shares of capital stock issuable upon exercise of a Right on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, split, combination, consolidation or reclassification. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to
Section 11(a)(ii).

                           (ii) In the event that a Stock Acquisition Date occurs, proper provision shall be made so that each holder of a Right (except as otherwise provided in clause (iii) below) thereafter shall have the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of shares of Common Stock for which a Right is then exercisable and (y) dividing that product by 50% of the current market price per share of the Common Stock (determined pursuant to Section 11(d) hereof) on the Stock Acquisition Date, and, at the time such provision is made the Company shall cause to be reserved out of its authorized but unissued (or treasury) shares of Common Stock, the lesser of (m) the number of shares of Common Stock that will be sufficient to permit the exercise in full of all outstanding Rights (other than those referred to in clause (iii) below) and (n) the number of shares of Common Stock which are authorized by the Company's certificate of incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights.

                           (iii) Notwithstanding any provision of this Agreement, from and after the Stock Acquisition Date, any Rights beneficially owned by (p) an Acquiring Person or any Associate or Affiliate thereof, (q) a transferee of an Acquiring Person (or Associate or Affiliate thereof) who becomes the transferee of such Rights concurrently with such Acquiring Person becoming such or at any time thereafter, or (r) a transferee of an Acquiring Person (or Associate or Affiliate thereof) who becomes a transferee prior to the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether not for consideration) by the Acquiring Person to holders of its stock or other equity or to any Person with whom the Acquiring Person has any continuing agreement, arrangement or understanding, whether or not in writing, regarding the transferred Rights or (B) a transfer which the Board of Directors of the Company has determined is part of a plan, arrangement or understanding, whether or not in writing, which has as a primary purpose or effect the avoidance of this Section 11(a)(iii), shall become null and void, and any existing or subsequent holder of such Rights shall thereafter have no right to exercise such Rights under any provision of this Agreement. Any Right Certificate issued pursuant to Section 3 or Section 22 hereof that represents Rights beneficially owned by any Person referred to in clause (p), (q) or (r) above, and any Right Certificate issued pursuant to Section 6 or Section 11 hereof upon transfer, exchange, replacement or adjustment of any other Right Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

         The Rights represented by this Right Certificate are or were beneficially owned by a Person who is, was or be came an Acquiring Person or an Affiliate or an Associate of an Acquiring Person (as those terms are defined in the Rights Agreement). This Right Certificate and the Rights represented hereby may be or may become null and void in the circumstances specified in the Rights Agreement.

The Company shall use all reasonable efforts to comply with this clause (iii), but neither it nor the Rights Agent shall have any liability to any Person as a result of the failure to make any determination with respect to an Acquiring Person, or its Associates, Affiliates or to transferees of the foregoing.

                           (iv) In the event that the number of shares of Common Stock which are authorized by the Company's articles of incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing clause (ii) of this
         Section 11(a), the Company shall:

                  (A) determine the excess of (1) the value (the "Current Value") of the shares of Common Stock issuable upon the exercise of a Right pursuant to the foregoing clause (ii) of this Section 11(a) (assuming that there were a sufficient number of authorized but unissued shares to permit exercise in full of all outstanding Rights for Common Stock) over (2) the then current Purchase Price (such excess being referred to herein as the "Spread"), and

                  (B) with respect to each Right, to the extent permitted by applicable law and any contractual restrictions binding on the Company, make adequate provision to substitute for such shares of Common Stock issuable upon exercise of a Right pursuant to the foregoing clause (ii) of this Section 11(a), upon payment of the Purchase Price, (1) Common Stock or other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock which the Board of Directors of the Company has deemed to have the same value as shares of Common Stock (such shares of preferred stock being referred to herein as "Common Stock Equivalents")), (2) debt securities of the Company, (3) cash, (4) other assets, or (5) any combination of the foregoing (provided, that in making any such provision, Rights shall, to the fullest extent feasible in view of the number of shares of authorized Common Stock not outstanding or reserved for issuance for purposes other than upon exercise of the Rights, be exercisable for Common Stock), in each case having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board of Directors of the Company based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors of the Company;

provided, however, that if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the Stock Acquisition Date, then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread. Notwithstanding the immediately preceding sentence, if the Board of Directors of the Company shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not to more than ninety (90) days after the Stock Acquisition Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such period, as may be extended, being referred to herein as the "Substitution Period"). To the extent that the Company determines that some action need be taken pursuant to the first and/or second sentences of this Section 11(a)(iv), the

Company (x) shall provide, subject to the foregoing clause (iii) of this Section 11(a), that such action shall apply uniformly to all outstanding Rights and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iv), the terms of any Common Stock Equivalent shall be determined so that such Common Stock Equivalent shall have the same value as the Common Stock on the Stock Acquisition Date.

                  (b) In case the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Common Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase shares of Common Stock (or shares having the same rights, privileges, and preferences as the Common Stock ("equivalent common shares")) or securities convertible into Common Stock or equivalent common shares at a price per share of Common Stock or equivalent common share (or having a conversion price per share, if a security convertible into Common Stock or equivalent common shares) less than the current market price per share of Common Stock (as defined in Section 11(d) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, of which the numerator shall be the number of shares of Common Stock and equivalent common shares outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock and/or equivalent common shares to be so offered (and/or the aggregate initial conversion price of the convertible securities to be so offered) would purchase at such current market price an of which the denominator shall be the number of shares of Common Stock and equivalent common shares outstanding on such record date plus the number of additional shares of Common Stock and/or equivalent common shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash the value of such consideration shall be as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent. Common Stock owned by or held for the account of the Company or any of its Subsidiaries shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record the date had not been fixed.

                  (c) In case the Company shall fix a record date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular periodic cash dividend at a rate per share not in excess of the greater of (x) 200% of the rate of the last periodic cash dividend theretofore paid and (y) $0.10 per quarter (as such amount may be appropriately adjusted to reflect any stock split, stock dividend, or similar transaction) or a dividend payable in shares of

Common Stock) or subscription rights or warrants (excluding those referred to in
Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current market price per share of Common Stock (as defined in Section 11(d) hereof) on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Common Stock and of which the denominator shall be such current market price per share of Common Stock. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

                  (d) (i) For the purpose of any computation hereunder, the "current market price" for any security (a "Security" for purposes of this
Section 1l(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the thirty (30) consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current market price per share of the Security is determined during a period following the announcement by the issuer of such Security of a dividend or distribution on such Security payable in shares of such Security or securities convertible into (or exercisable or exchangeable for) shares of such Security, or any subdivision, split, combination, consolidation or reclassification of such Security, and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution or the record date for such subdivision, split, combination, consolidation or reclassification, then, and in each such case, the current market price shall be appropriately adjusted to reflect ex-dividend or ex-distribution trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Security is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of the Security are listed or admitted to trading or, if the shares of the Security are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or any successor ("NASDAQ") or such other system then in use, or, if on any such date the shares of the Security are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors of the Company. If on such date no such market maker is making a market in the Security, the fair value of such shares on such date as determined in good faith by the Board of Directors of the Company shall be used, such determination to be described in a statement filed with the Rights Agent. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the shares of the Security are listed or admitted to trading is open for the transaction of business or, if the shares of the Security are not listed or admitted to trading on any national securities exchange but are quoted on NASDAQ, a day on which NASDAQ is in operation or if the shares of the Security are neither listed nor admitted to trading on any national securities exchange nor quoted on NASDAQ, a Business Day.

                  (ii) For the purpose of any computation hereunder, the "current market price" of the Common Stock shall be determined in accordance with the method set forth in Section 11(d)(i), except that if the Common Stock is not publicly traded, the "current per share market price" shall mean the fair value per share as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

                   (e) Notwithstanding anything herein to the contrary, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one-thousandth of a share of Common Stock. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which mandates such adjustment and (ii) the date of the expiration of the right to exercise any Rights.

                  (f) In the event that at any time, as a result of an adjustment made pursuant to Section 11(a) or Section 13(a), the holder of any Right thereafter exercised shall become entitled to receive any securities other than Common Stock, thereafter the number or amount of such other securities so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the securities contained in Sections 11(a), (b), (c),
(e), (g), (h), (i), (j), (k) and (m), and the provisions of Sections 7, 9, 10, 13 and 14 of this Agreement with respect to the Common Stock shall apply on like terms to any such other securities.

                  (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of shares of Common Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

                  (h) Unless the Company shall have exercised its election as provided in Section 11(i) of this Agreement, upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c) of this Agreement, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of shares of Common Stock (calculated to the nearest one-thousandth of a share of Common Stock) obtained by (i) multiplying (x) the number of shares of Common Stock covered by a Right immediately prior to such adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

                  (i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights held by each holder of Rights, in substitution for any adjustment in the number of shares of Common Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of shares of Common Stock for which it was exercisable immediately prior to such adjustment. Each holder of a Right held of record prior to such adjustment of the number of Rights shall become the holder of that number of Rights (calculated to the nearest one hundredth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made, and information as to the manner in which such adjustment is to be effected. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have not been issued, in the case of a stock split, stock dividend or similar event, such adjustment in the number of Rights held by each existing holder of Rights shall be effected (unless the Board of Directors otherwise elects), by allocating the adjusted number of Rights proportionately among all shares held by such holder immediately after such stock split, stock dividend or other event. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date, Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

                  (j) Irrespective of any adjustment or change in the Purchase Price or the number of shares of Common Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price per share of Common Stock and the number of shares of Common Stock which were expressed in the initial Right Certificates issued hereunder.

                  (k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the Common Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable Common Stock at such adjusted Purchase Price.

                  (1) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Common Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Common Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares of Common Stock upon the occurrence of the event requiring such adjustment.

                  (m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this
Section 11, as and to the extent that the Company's Board of Directors shall, in its sole discretion, determine to be advisable in order that any (i) consolidation or subdivision of the Common Stock, (ii) issuance wholly for cash of any Common Stock at less than the current market price, (iii) issuance wholly for cash of Common Stock or securities which by their terms are convertible into or exercisable or exchangeable for Common Stock, (iv) Common Stock dividends or
(v)  issuance of rights,  options or warrants  referred to  hereinabove  in this
Section 11, hereafter made by the Company to holders of its Common Stock shall not be taxable to such stockholders.

                  (n) The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a wholly-owned Subsidiary of the Company in a transaction which does not violate Section 11(o) hereof), (ii) merge with or into any other Person (other than a wholly-owned Subsidiary of the Company in a transaction which does not violate Section 11(o) hereof), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which does not violate Section 11(o) hereof), if (x) at the time of or immediately after such consolidation, merger, sale or transfer there are any charter or by-law provisions or any rights, warrants or other instruments or securities outstanding or agreements in effect or other actions taken, which would materially diminish or otherwise eliminate the benefits intended to be afforded by the Rights or (y) prior to, simultaneously with or immediately after such consolidation, merger or sale, the stockholders of the Person who constitutes, or would constitute, the "Principal Party" for purposes of Section 13(a) hereof shall have received a distribution of Rights previously owned by such Person or any of its Affiliates and Associates. The Company shall not consummate any such consolidation, merger, sale or transfer unless prior thereto the Company and such other Person shall have executed and delivered to the Rights Agent a supplemental agreement evidencing compliance with this Section 11(n).

                  (o) The Company covenants and agrees that, after a Stock Acquisition Date it will not, except as permitted by Section 24 or Section 27 hereof, take (or permit any Subsidiary to take) any action the purpose of which is to, or if at the time such action is taken it is reasonably foreseeable that the effect of such action is to, materially diminish or eliminate the benefits intended to be afforded by the Rights.

                  Section 12. Certification of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Sections 11 or 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment and
(b) promptly file with the Rights Agent and with each transfer agent for the Common Stock a copy such certificate.

                  Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power. (a) In the event (a "Section 13 Event") that, following the Stock Acquisition Date, directly or indirectly, (x) the Company shall consolidate with, or merge with and into, any Person or Persons, (y) the Company shall consolidate with or merge with and into, any Person or Persons, and the Company shall be the continuing or surviving corporation of such consolidation or merger (other than, in a case of any transaction described in (x) or (y), a merger or consolidation which would result in all of the securities generally entitled to vote in the election of directors ("voting securities") of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into securities of the surviving entity) all of the voting securities of Company or such surviving entity outstanding immediately after such merger or consolidation and holders of such securities not having changed as a result of such merger or consolidation), or
(z) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or a series of related transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole and calculated on the basis of the Company's most recent regularly prepared financial statements) to any Person or Persons (other than the Company or any Subsidiary of the Company in one or more transactions each of which does not violate Section 11(o) hereof), then, and in each such case (except as provided in Section 13(d) hereof), proper provision shall be made so that (i) each holder of a Right, except as provided in Section 11(a)(iii) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement Common Stock and other securities or assets of the Company, such number of validly authorized and issued, fully paid, non-assessable and freely tradeable shares of Common Stock of the Principal Party (as hereinafter defined), not subject to any liens, encumbrances, rights of first refusal or other adverse claims, as shall be equal to the result obtained by (A) multiplying the then current Purchase Price by the number of shares of Common Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 13 Event (without taking into account any adjustment previously made pursuant to Section 11(a)(ii)) and (y) dividing that product by 50% of the current market price per share of the Common Stock of such Principal Party (determined pursuant to Section 11(d) hereof) on the date of consummation of such Section 13 Event; (ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such Section 13 Event, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term "Company" shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof shall apply only to such Principal Party following the first occurrence of a Section 13 Event; and (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock in accordance with Section 9 hereof (applying the provisions thereof with respect to Common Stock of the Company to the Common Stock of such Principal Party)) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be possible, in relation to the shares of its Common Stock thereafter deliverable upon the exercise of the Rights.

                  (b) "Principal Party" shall mean:

                                    (i) in the case of any transaction described
                  in clause (x) or (y) of the first  sentence of Section  13(a):
                  (A) the Person that is the issuer of any securities into which Common Shares of the Company are converted in such merger or consolidation, or, if there is more than one such issuer, the issuer of Common Stock of which has the greatest aggregate market value or (B) if no securities are so issued, the Person that is the other party to such merger or consolidation, or, if there is more than one such Person, the Person the Common Stock of which has the greatest aggregate market value (including, if applicable, the Company if it is the surviving corporation); and

                                    (ii)  in  the   case   of  any   transaction
                  described in clause (z) of the first sentence of Section 13(a), the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions or if the Person receiving the greatest portion of the assets or earning power cannot be determined, whichever of such Persons which is the issuer of Common Stock having the greatest aggregate market value;

provided, however, that in any of the cases described in 13(b)(i) or (b)(ii) above, (1) if the shares of Common Stock of such Person are not at such time and have not been continuously over the preceding twelve (12) month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary of another Person the shares of Common Stock of which are and have been so registered, "Principal Party" shall refer to such other Person;
(2) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, the shares of Common Stock of two or more of which are and have been so registered, "Principal Party" shall refer to whichever of such Persons is the issuer of the shares of Common Stock having the greatest aggregate market value; and (3) in case such Person is owned, directly or indirectly, by a joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in (1) and (2) above shall apply to each of the chains of ownership having an interest in such joint venture as if such party were a "Subsidiary" of both or all of such joint ventures and the Principal Parties in each such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.

                  (c) The Company shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party shall have a sufficient number of its authorized shares of Common Stock which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this
Section 13 and that all rights of first refusal or preemptive rights in respect of the issuance of shares of Common Stock of the Principal Party upon exercise of the outstanding Rights have been waived and that such transaction shall not result in a default by the Principal Party under this Agreement, and further providing that, as soon as practicable after the date of any consolidation, merger, sale or transfer mentioned in paragraph (a) of this
Section 13, the Principal Party at its own expense shall:


                                    (i)   prepare   and   file  a   registration
                  statement under the Act with respect to the Rights and the securities purchasable upon the exercise of the Rights on an appropriate form, and use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and to remain effective (with a prospectus at all times meeting the requirements of the Act) until the Final Expiration Date;

                                    (ii)  use its best  efforts  to  qualify  or
                  register the Rights and the securities purchasable upon exercise of the Rights under the blue sky laws of such jurisdictions as may be necessary or appropriate;

                                    (iii)  deliver  to  holders  of  the  Rights
                  historical financial statements for the Principal Party which comply in all respects with the requirements for registration on Form 10 under the Exchange Act; and

                                    (iv)  use  its  best  efforts  to  list  (or
                  continue  the  listing  of)  the  Rights  and  the  securities purchasable upon exercise of the Rights on a national securities exchange or to meet the eligibility requirement for quotation on NASDAQ.

                  The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Section 13 Event shall occur at any time after the occurrence of a Stock Acquisition Date, the Rights which have not theretofore been exercised pursuant to Section 11(a)(ii) shall thereafter become exercisable in the manner described in Section 13(a).

                  (d) Notwithstanding anything in this Agreement to the contrary, Section 13 shall not be applicable to a transaction described in subparagraphs (x) and (y) of Section 13(a) if: (i) such transaction is consummated with a Person or Persons who acquired Common Stock pursuant to an Approved Offer (or an Affiliate of any such Person or Persons) as promptly as reasonably practical (and in any event within one year) following consummation of such Approved Offer; (ii) the price per share of Common Stock offered in such transaction is not less than the price per share of Common Stock paid to all holders of Common Stock whose shares were purchased pursuant to such Approved Offer; and (iii) the form of consideration offered in such transaction is the same as the form of consideration paid pursuant to such Approved Offer. Upon consummation of any such transaction contemplated by this Section 13(d), all Rights hereunder shall expire.

                  (e) In case the Principal Party which is to be a party to a transaction referred to in this Section 13 has provision in any of its authorized securities or in its Certificate of Incorporation or By-Laws or other instrument governing its corporate affairs, which provision would have the effect of (i) causing such Principal Party to issue, in connection with, or as a consequence of, the consummation of a transaction referred to in this Section 13, shares of

Common Stock of such Principal Party at less than the then current market price per share (determined pursuant to Section 11(d) hereof) or securities exercisable for, or convertible into, Common Stock of such Principal Party at less than such then current market price (other than to holders of Rights pursuant to this Section 13) or (ii) providing for any special payment, tax or similar provisions in connection with the issuance of the Common Stock of such Principal Party pursuant to the provisions of Section 13, then, in such event, the Company shall not consummate any such transaction unless prior thereto the Company and such Principal Party shall have executed and delivered to the Rights Agent a supplemental agreement providing that the provision in question of such Principal Party shall have been canceled, waived or amended, or that the authorized securities shall be redeemed, so that the applicable provision will have no effect in connection with, or as a consequence of, the consummation of the proposed transaction.

                  Section 14. Fractional Rights and Fractional Shares. (a) The Company shall not be required to issue fractions of Rights (except, prior to the Distribution Date, as provided in Section 11 hereof) or to distribute Right
Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights, as selected by the Board of Directors of the Company. If on any such date the Rights are not quoted by any such organization and no professional market maker is making such a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Company shall be used.

                  (b) Following the occurrence of the Stock Acquisition Date or a Section 13 Event, the Company shall not be required to issue fractions of shares of its Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of its Common Stock. In lieu of fractional shares of its Common Stock, the Company may pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one share of Common Stock. For purposes of this Section 14(b), the current market value of a share of Common Stock shall be the closing price of one share of Common Stock of the Company (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

                  (c) The holder of a Right by the acceptance thereof expressly waives any right to receive any fractional Rights or any fractional shares upon exercise of a Right (except as provided above).

                  Section 15. Rights of Action. All rights of action in respect of this Agreement, other than the rights of action vested in the Rights Agent pursuant to Section 18, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, any holder of the Common Stock), may, on his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

                  Section 16. Agreement of Right Holders. Every holder of a Right by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

                  (a) prior to the Distribution Date, the Rights will be transferable only simultaneously and together with the transfer of Common Stock;

                  (b) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or such other office of the Rights Agent designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;

                  (c) subject to Section 6, Section 7(e) and Section 11(a) hereof, the Company and the Rights Agent may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby
         (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; and

                  (d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, that the Company must use its best efforts to have any such injunction, order, decree or ruling lifted, dissolved or otherwise overturned as soon as possible.

                  Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of shares of Common Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 of this Agreement), or to receive dividends or other distributions or to exercise any preemptive or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

                  Section 18. Concerning the Rights Agent. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability.

                  The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Right Certificate or certificate for shares of Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper person or persons.

                  Section 19. Merger or Consolidation or Change of Name of Rights Agent. Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust or stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificate so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificate either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificate shall have the full force provided in the Right Certificate and in this Agreement.

                  In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

                  Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations expressly set forth in this Agreement, and no implied duties or obligations shall be read into this Agreement against the Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

                  (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

                  (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring Person or any Affiliate or Associate thereof) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, President and Chief Executive Officer or the Vice President-Treasurer and Secretary or the Assistant Treasurer or the Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

                  (c) The Rights Agent shall be liable hereunder only for its own negligence, bad faith or willful misconduct.

                  (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates

         (except its countersignature thereof), or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

                  (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including Rights becoming null and void pursuant to Section 11(a)(iii) hereof); nor shall it be responsible for any adjustment required under the provisions of Sections 11 or 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of Common Stock or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any Common Stock or other securities will, when issued, be validly authorized and issued, fully paid and nonassessable.

                  (f) The Company agrees that it will inform the Rights Agent promptly upon the Company's determination that a Person has become an Acquiring Person and the Rights Agent will not be responsible for determining the status of a Person as an Acquiring Person prior to such notification except as such status may be indicated in the assignment or election to purchase of a Right Certificate. The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

                  (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, President and Chief Executive Officer, or the Vice President-Treasurer and Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer.

                  (h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

                  (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

                  (j) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to any item therein, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

                  Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Company and to each transfer agent of the Common Stock by registered or certified mail, and to the holders of the Right Certificates by first class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent:, as the case may be, and to each transfer agent of the Common Stock by registered or certified mail, and to the holders of the Right Certificates by first class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (i) a corporation, bank or trust company organized and doing business under the laws of the United States or of any state thereof, in good standing, having its principal office in the United States of America, which is authorized under applicable laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (ii) an Affiliate of a corporation described in clause (i) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall, upon payment of its charges, deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the registered holders of the Right Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be. Notwithstanding the foregoing provision, in the event of resignation, removal or incapacity of the Rights Agent, the Company shall have the authority to act as the Rights Agent until a successor Rights Agent shall have assumed the duties of the Rights Agent hereunder.

                  Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares of stock or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement.

                  In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date (other than upon exercise or exchange of a Right) and prior to the Expiration Date, the Company, subject to
Section 11(a)(iii) hereof, (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee plan or arrangement, or upon the exercise, conversion or exchange of securities, notes or debentures issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) the Company shall not be obligated to issue any Right Certificate if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

                  Section 23. Redemption. (a) The Company may, by resolution of its Board of Directors, at its option, at any time prior to the earlier of (x) the Stock Acquisition Date or (y) the close of business on the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.01 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of this Amended and Restated Rights Agreement (such redemption price being hereinafter referred to as the "Redemption Price"); provided, however, that in the event that a redemption of the Rights is proposed, requested or considered at a time at which any Person (a "Proposed Acquiror") has proposed or publicly announced an intention to propose a transaction that, if consummated, would cause a Stock Acquisition Date or any of the events listed in Sections 13(a), (b) or (c) to occur, the Board of Directors may only act to redeem the rights upon the prior recommendation of a majority of its Independent Directors at a time at which there are at least two Independent Directors. "Independent Director" shall mean any member of the Board of Directors of the Company who is not a proposed Acquiror or an Affiliate, Associate, representative or nominee of a Proposed Acquiror and who is not an officer or employee of the Company or any of its Subsidiaries. The redemption of Rights by the Board of Directors shall be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. The Company may , at its option, pay the Redemption Price in cash, shares of Common Stock (based on the "current market price", as defined in Section

11(d)(i) hereof, of the Common Stock at the time of such Board resolution) or any other form of consideration deemed appropriate by the Board of Directors.

                  (b) Immediately upon adoption of an effective resolution of the Board of Directors of the Company ordering the redemption of the Rights in compliance with Section 23(a) (or upon the subsequent satisfaction of all conditions to such redemption established by such resolution), evidence of which shall have been filed with the Rights Agent, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. Within 10 Business Days after the action of the Board of Directors ordering the redemption of the Rights (or such subsequent satisfaction of all such conditions), the Company shall give notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase any Rights at any time in any manner other than that specifically set forth in this Section 23, and other than in connection with the repurchase of Common Stock of the Company prior to the Distribution Date.

                  (c) In the event that the Board of Directors adopts an effective resolution ordering the redemption of the Rights in compliance with
Section 23(a), the Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release announcing the manner of redemption of the Rights in accordance with this Agreement and (ii) mailing payment of the Redemption Price to the registered holders of the Rights at their last addresses as they appear on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent of the Common Stock, and upon such action, all outstanding Rights and Right Certificates shall be null and void without any further action by the Company.

                  Section  24.  Exchange.  (a) The  Board  of  Directors  of the
Company may, at its option, at any time after the Stock Acquisition Date exchange all or part of the then-outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11(a)(iii) hereof) for Common Stock (or Common Stock Equivalents) at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date of this Amended and Restated Rights Agreement (such exchange ratio being hereinafter referred to as the "Exchange Ratio") (provided that if there is then a Proposed Acquiror, the Rights may not be exchanged without the prior recommendation of a majority of its Independent Directors at a time at which there are at least two Independent Directors). Notwithstanding the foregoing, the Board of Directors of the Company shall not be empowered to effect such exchange at any time after any Person (other than a Company Entity), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common Stock then outstanding.

                  (b) Immediately upon the action of the Board of Directors of the Company ordering the exchange of Rights pursuant to and in compliance with subsection (a) of this Section

24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights, which excludes Rights that have become void pursuant to the provisions of Section 11(a)(iii) hereof, shall be to receive that number of shares of Common Stock, or Common Stock Equivalents, equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly file notice of such Board action with the Rights Agent and give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall promptly mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(iii)) held by each holder of Rights.

                  (c) In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional Common Stock for issuance upon exchange of the Rights.

                  (d)  The  Company  shall  not be  required,  pursuant  to this
Section 24, to issue shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates, with regard to which such fractional shares of Common Stock would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this paragraph (d), the current market value of a whole share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24, and the value of any Common Stock Equivalent shall be deemed to have the same current market value as the Common Stock on such date.

                  Section 25. Notice of Certain Events. In case the Company shall propose, at any time after the Distribution Date, (a) to pay any dividend payable in stock of any class to the holders of its Common Stock or to make any other distribution described to the holders of its Common Stock (other than a regular quarterly cash dividend at a rate per share not in excess of the greater of (x) 200% of the rate of the last quarterly dividend theretofore paid and (y) $0.10 per quarter (as such amount may be appropriately adjusted to reflect any stock split, stock dividend, or similar transaction)), or (b) to offer to the holders of its Common Stock rights, options or warrants to subscribe for or to purchase any additional Common Stock or securities convertible into Common Stock, or (c) to effect any reclassification of its Common Stock (other than a reclassification involving only the subdivision of outstanding Common Stock) or any other event described in Section 11(a)(i) hereof, or (d) to effect any merger, consolidation or other combination into or with any Person (other than a Subsidiary of the Company in a transaction which does not violate Section 11(o) hereof), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which does not violate Section 11(o) hereof), or (e) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Right, in accordance with Section 26 hereof, a notice of such proposed action to the extent feasible and file a certificate with the Rights Agent to that effect, which shall specify the record date for the purposes of such stock dividend, distribution of rights or Rights, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (a) or (b) above at least twenty (20) days prior to the record date for determining holders of the Common Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Common Stock, whichever shall be earlier.

                  (b) The Company shall, on the Stock Acquisition Date, or as soon as practicable thereafter, give each holder of a Right, in accordance with
Section 26 hereof, a notice of the occurrence of such event, which notice shall describe the event and the consequences of such event to holders of Rights under Sections 11(a)(ii), (iii) and (iv) hereof. The failure to give notice required by this Section 25 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

                  Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                  Southwestern Energy Company
                  1083 Sain Street
                  P.O.  Box 1408
                  Fayetteville, Arkansas  72703
                  Attention:   Chief Executive Officer

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                  First Chicago Trust Company of New York
                  525 Washington Boulevard
                  Suite 4660
                  Jersey City, New Jersey  07311
                  Attention:   Corporate Actions Administration

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate (or, if prior to the Distribution Date, to the holder of any certificate for shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

                  Section 27.  Supplements and  Amendments.  The Company and the
Rights Agent shall, if the Company so directs, from time to time supplement or amend this Agreement without the approval of any holders of Rights in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein (provided that any amendment made pursuant to clause (i) or (ii) hereof after a Stock Acquisition Date or at any time that there is a Proposed Acquiror, shall not materially adversely affect the interests of the holders of Right Certificates (other than an Acquiring Person, a Proposed Acquiror or any Affiliate or Associate thereof)), (iii) prior to the Stock Acquisition Date, to effect any other change or modification which the Company may deem necessary or desirable (provided that if there is then a Proposed Acquiror, this Agreement may not be amended pursuant to this Section 27(iii) without the prior recommendation of a majority of Independent Directors at a time at which there are at least two Independent Directors), or (iv) after the Stock Acquisition Date or at any time that there is a Proposed Acquiror, to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Right Certificates (other than an Acquiring Person, a Proposed Acquiror or any Affiliate or Associate thereof). Notwithstanding anything contained in this Agreement to the contrary, this Agreement may not be amended or supplemented (x) to reinstate a right of redemption if the Rights are not then redeemable or (y) to decrease the Redemption Price. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment has been approved by the Company's Board of Directors and is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment; provided, however, that the Rights Agent may, but shall not be obligated to, enter into any such supplement or amendment that adversely affects its rights, duties or immunities under this Agreement. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed to coincide with the interests of holders of shares of Common Stock (other than an Acquiring Person, an Adverse Person, a Proposed Acquiror or any Affiliate or Associate thereof).

                  Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

                  Section 29. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, of the Common Stock of the Company) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, of the Common Stock of the Company).

                  Section 30. Severability. If any term, provision, covenant or restriction of this Agreement or the Rights is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of this Agreement and the Rights shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided, however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors of the Company determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 hereof shall be reinstated and shall not expire until the close of business on the tenth Business Day following the date of such determination by the Board of Directors.

                  Section 31. Determinations and Actions by the Board of Directors, etc. The Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or to the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including, without limitation, a determination to redeem or not to redeem the Rights pursuant to
Section 23 hereof or to supplement or amend the Agreement and whether any proposed supplement or amendment adversely affects the interests of the holders of Right Certificates and comports with the requirements of Section 27 hereof or to find or to announce publicly that any Person has become an Acquiring Person, an Adverse Person or Proposed Acquiror). For all purposes of this Agreement, any calculation of the number of shares of Common Stock or other securities outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock or any other securities of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement. All such actions, calculations, interpretations and determinations
(including for purpose of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors of the Company in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other parties, and (y) not subject the Board of Directors or any director to any liability to the holders of the Rights.

                  Section  32.  Governing  Law.  This  Agreement  and each Right
Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Arkansas and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.

                  Section 33. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                  Section 34. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and their respective corporate seals to be hereunto affixed and attested, all as of the date and the year first above written.

Attest:                                           SOUTHWESTERN ENERGY COMPANY

By: /s/JEFF DANGEAU                               By: /s/GREG D. KERLEY
   ---------------------                             ---------------------
   Jeff Dangeau                                      Greg D. Kerley
   Assistant Secretary                               Senior Vice President and
                                                     Chief Financial Officer

Attest:                                           FIRST CHICAGO TRUST COMPANY OF
                                                  NEW YORK

By:                                               By: /s/JOANNE GOROSIOLA
   ---------------------                             ---------------------
   Title:                                            Joanne Gorostiola
                                                     Assistant Vice President

                                                                       EXHIBIT A

                           (Form of Right Certificate)

Certificate No.  R-                                     _________________ Rights


                  NOT EXERCISABLE AFTER APRIL 11, 2009 OR EARLIER IF NOTICE OF REDEMPTION IS GIVEN. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY AT $.01 PER RIGHT ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT UNDER CERTAIN CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR ANY ASSOCIATES OR AFFILIATES THEREOF (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) OR ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY BECOME NULL AND VOID. [THE RIGHTS REPRESENTED BY THIS RIGHT CERTIFICATE ARE OR WERE BENEFICIALLY OWNED BY A PERSON WHO IS, WAS OR BECAME AN ACQUIRING PERSON OR AN AFFILIATE OR AN ASSOCIATE OF AN ACQUIRING PERSON (AS THOSE TERMS ARE DEFINED IN THE RIGHTS AGREEMENT). THIS RIGHT CERTIFICATE AND THE RIGHTS REPRESENTED HEREBY MAY BECOME NULL AND VOID IN THE CIRCUMSTANCES SPECIFIED IN THE RIGHTS AGREEMENT.]1<F1>

                                Right Certificate

                           SOUTHWESTERN ENERGY COMPANY

                  This certifies that            , or registered assigns, is the
registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Amended and Restated Rights Agreement dated as of April 12, 1999 (the "Rights Agreement") between Southwestern Energy Company, an Arkansas corporation (the "Company"), and The First National Bank of Chicago (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date and prior to 5:00 P.M. (New York City time) on the Expiration Date (as such terms are defined in the Rights Agreement) at the principal office or such other office of the Rights Agent designated for such purpose, or of its successors as Rights Agent, one fully-paid, nonassessable share of Common Stock, $0.10 par value (the "Common Stock") of the Company, at a purchase price of $40 per share of Common Stock (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the appropriate Form of Election to Purchase Shares duly executed. The number of Rights evidenced by this Right Certificate and the number of shares which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, have been determined as of April 7, 1999.

--------
<F1>     The  portion  of the  legend  in  brackets  shall be  inserted  only if applicable and shall replace the preceding sentence.

                  As provided in the Rights Agreement, the Purchase Price and the number of shares of Common Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events, and in certain circumstances may be exercised to purchase securities of issuers other than the Company.

                  This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the above mentioned office of the Rights Agent and are available free of charge upon written request from the Company at:

                  Southwestern Energy Company
                  1083 Sain Street
                  P.O.  Box 1408
                  Fayetteville, Arkansas  72703
                  Attention:   Chief Executive Officer

                  This Right Certificate, with or without other Right Certificates, upon surrender at the office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Common Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive, upon surrender hereof, another Right Certificate or Right Certificates for the number of whole Rights not exercised.

                  Subject to the provisions of the Rights Agreement, the Rights evidenced by this Right Certificate may be redeemed by the Company at a redemption price of $.01 per Right (payable in cash, shares of Common Stock or other consideration), appropriately adjusted to reflect any Common Stock split, Common Stock dividend or similar transaction occurring after the date hereof.

                  Subject to the provisions of the Rights Agreement, the Rights evidenced by this Right Certificate (and the Rights Agreement itself) may be amended by action of the Company's Board of Directors.

                  No fractional shares of Common Stock will be issued upon the exercise of any Right or Rights evidenced hereby, but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

                  No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Common Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

                  This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

                  WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of _______________, _____.

Attest:                                           SOUTHWESTERN ENERGY COMPANY

By:________________________                       By:________________________
        Secretary                                    Title:

Countersigned:
FIRST CHICAGO TRUST COMPANY OF
NEW YORK

By:________________________
     Authorized Signature

                   [Form of Reverse Side of Right Certificate]

                               FORM OF ASSIGNMENT

         (To be executed by the registered holder if such holder desires to transfer the Right Certificate)

                  FOR VALUE RECEIVED _____________________________ hereby sells, assigns and transfers unto______________________________________________________
________________________________________________________________________________
                  (Please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

DATED: ________________, ________



                                    ___________________________________
                                    Signature


Signature Guaranteed:

                                   Certificate

                  The undersigned hereby certifies by checking the appropriate boxes that:

                  (1) this Right Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

                  (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:__________________, ________       ________________________________
                                         Signature


Signature Guaranteed:

                                     NOTICE

                  The signature of the foregoing Assignment must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

                       FORM OF ELECTION TO PURCHASE SHARES

                      (To be executed if holder desires to
                         exercise the Right Certificate)

To Southwestern Energy Company:

                  The undersigned hereby irrevocably elects to exercise __________ Rights represented by this Right Certificate to purchase the Common Stock of the Company (or such other securities of the Company or any other person) and requests that certificates for such Common Stock be issued in the name of:

Please insert social security or other identifying number



________________________________________________________________________________
                         (Please print name and address)

________________________________________________________________________________


If such  number of Rights  shall not be all the Rights  evidenced  by this Right
Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security or other identifying number



________________________________________________________________________________
                         (Please print name and address)

________________________________________________________________________________


Dated:_______________________, _____



                                              _______________________________
                                              Signature


Signature Guaranteed:

                                   Certificate

                  The undersigned hereby certifies by checking the appropriate boxes that:

                  (1) the Rights evidenced by this Right Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

                  (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.



Dated:______________________, ______        ________________________________
                                            Signature

Signature Guaranteed:


                                     NOTICE

                  The signature to the foregoing Election to Purchase must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

                                                                       Exhibit B
                            SOUTHWESTERN ENERGY COMPANY

                   SUMMARY OF RIGHTS TO PURCHASE COMMON STOCK


                  On April 7, 1999, the Board of Directors of Southwestern Energy Company (the "Company") adopted an Amended and Restated Rights Agreement, dated as of April 12, 1999 (the "Rights Agreement"), between the Company and First Chicago Trust Company of New York as Rights Agent, that amends the terms of the outstanding rights (the "Rights") previously issued. The Rights are currently evidenced (on the basis of one right for each outstanding share) by the existing certificates for outstanding shares of common stock, $0.10 par value, of the Company (the "Common Stock") and are not exerciseable and do not trade separately from such shares. This Summary describes the Rights as so amended.

                  Each Right, when exercisable, will entitle the registered holder to purchase from the Company one share of the Company's Common Stock at a price of $40 per share (the "Purchase Price"), subject to adjustment.

                  Until the close of business on the earliest of: (i) the tenth day after a public announcement that (A) a person or group of affiliated or associated persons has acquired, or obtained the right to acquire, beneficial ownership ("Beneficial Ownership") of 15% or more of the outstanding shares of Common Stock of the Company (other than pursuant to a tender offer for all outstanding shares of Common Stock at the price and on terms approved by the Board of Directors based upon a prior recommendation of the Independent Directors at a time when there are at least two Independent Directors or solely as a result of a reduction of the number of shares of Common Stock outstanding due to a repurchase of shares by the Company), (B) any person or group which beneficially owned 15% of the outstanding shares on the date of the Rights Agreement, or which acquired beneficial ownership of 15% of the outstanding shares as a result of any repurchase of shares by the Company, thereafter acquired beneficial ownership of additional shares constituting 1% or more of the outstanding shares of Common Stock or (C) the Board of Directors determines that a holder of 10% or more of the Common Stock is an Adverse Person (each, an "Acquiring Person"); and (ii) the tenth Business Day (or such later day as may be determined by action of the Board of Directors of the Company prior to such time as any Person becomes an Acquiring Person) after the date of the commencement of, or the first public announcement of the intent of any person (other than a Company Entity (as defined in the Rights Agreement)) to commence (which intention to commence remains in effect for five business days after such announcement) a tender or exchange offer by any Person (other than a Company Entity) to acquire (when added to any shares as to which such Person is the Beneficial Owner immediately prior to such commencement) beneficial ownership of 15% or more of the issued and outstanding shares of Common Stock (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Company's Common Stock certificates outstanding as of the Record Date, by such Common Stock certificate and this Summary.

                  The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Stock. New Common Stock certificates issued after the Record Date upon transfer or new issuance of the Common Stock will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date, the surrender for transfer of any of the Common Stock certificates outstanding as of the date of the Rights Agreement (whether or not containing a notation contemplated by the original Rights Agreement dated May 5, 1989) will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate and the number of Rights associated with each share of Common Stock shall be proportionately adjusted in the event of any dividend in Common Stock on the Common Stock or subdivision, combination or reclassification of the Common Stock (except as otherwise provided in the Rights Agreement). As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate certificates alone will evidence Rights.

                  The Rights are not exercisable until the Distribution Date. The Rights will expire on April 11, 2009, unless earlier redeemed by the Company as described below or unless further extended pursuant to an amendment in the Rights Agreement as described below.

                  The Purchase Price payable, and the number of shares of Common Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Common Stock, (ii) upon the grant to holders of Common Stock of certain rights or warrants to subscribe for shares of Common Stock or convertible securities at less than the current market price of the Common Stock or (iii) upon the distribution to holders of Common Stock of evidences of indebtedness or assets (excluding regular periodic cash dividends or dividends payable in Common Stock) or of subscription rights or warrants (other than those referred to above).

                  In the event that, at any time after the Rights become exercisable, the Company is acquired in a merger or other business combination, proper provision shall be made so that each holder of a Right shall thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the surviving company (or its parent company or other controlling entity) which at the time of such transaction would have a market value of two times the exercise price of the Right. In the event that any person becomes an Acquiring Person, the Rights Agreement provides that proper provision would be made so that each holder of a Right, other than the Acquiring Person (whose Rights would thereafter be null and void) and certain of its transferees, would thereafter have the right to receive upon exercise that number of shares of the Common Stock having a market value of two times the exercise price of the Right.

                  With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Common Stock on the last trading date prior to the date of exercise.

                  At any time prior to the close of business on the date that Rights holders become entitled to purchase Common Stock of the Company (or of the surviving entity after a merger with the Company) with a market value of twice the Purchase Price (as described above), the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.01 per Right (payable in cash, shares of Common Stock or other consideration), appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (the "Redemption Price"). In the event, however, that any person or group (a "Proposed Acquiror") has proposed or publicly announced an intention to propose a transaction that, if consummated, would cause an Acquiring Person to become such or cause the Company to be acquired in a merger or other business combination, the Board of Directors may only redeem the Rights after receiving a recommendation from a majority of its Independent Directors. Immediately upon the action of the Board of Directors of the Company electing to redeem the Rights (unless otherwise specified in such Board action), the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

                  Upon the first public announcement (including, without limitation, the filing of a report pursuant to the Securities Exchange Act of
1934) by the Company or an Acquiring Person containing information indicating that an Acquiring Person has become such and prior to the acquisition by an Acquiring Person of 50% or more of the Common Stock then outstanding, the Board of Directors may, at its option and after receiving the prior recommendation of its Independent Directors, exchange all or part of the then outstanding and existing Rights (other than Rights owned by such Acquiring Person which shall become void) for Common Stock at an Exchange Ratio of one share of Common Stock per Right (subject to adjustment) (the "Exchange Ratio"). Immediately upon the action of the Board of Directors of the Company electing to exchange the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive that number of shares of Common Stock or Common Stock equivalents equal to the number of Rights held by such holder multiplied by the Exchange Ratio.

                  Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, no right to vote or to receive dividends.

                  At any time prior to the time that an Acquiring Person or a Potential Acquiror has become such, the Company may amend the Rights Agreement and the terms of the Rights in any manner deemed necessary or desirable. Thereafter, the Rights Agreement and the terms of the Rights may be amended by the Company under certain circumstances, but not in any manner that adversely affects the interests of the holders of the Rights (other than an Acquiring Person or a Proposed Acquiror).

                  A copy of the Rights Agreement is being filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A copy of the Rights Agreement will be available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.

                                       3